                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        March 18, 1999 (March 18, 1999)



                               UNITED FOODS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                                  1-08574                        74-1264568
----------------------------------------------      -----------------------            -------------------
(State or other jurisdiction of incorporation)      (Commission File Number)            (I.R.S. Employer
                                                                                       Identification No.)

       Ten Pictsweet Drive, Bells, TN                        38006-0119
--------------------------------------------             ------------------
  (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (901) 422-7600



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events
--------------------------------------------------------------------------------


         See attached press release.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    UNITED FOODS, INC.


Date: March 18, 1999                By: /s/ Carl W. Gruenewald, II
                                       ---------------------------
                                          Carl W. Gruenewald, II
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                  EXHIBIT INDEX



   No.                                     Exhibit
---------          -----------------------------------------------------------
   99              Press Release dated March 18, 1999